UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2009

ACCO BRANDS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Tower Parkway Lincolnshire, IL 60069	60069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 541-9500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	The Audit Committee of the Board of Directors (the “Audit Committee”) of ACCO Brands Corporation (the “Company”) has conducted a competitive process to select a firm to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009. The Audit Committee invited several firms to participate in this process, including PricewaterhouseCoopers LLP (“PWC”), the Company’s current independent registered public accounting firm.

As a result of this process and following careful deliberation, on May 19, 2009, the Audit Committee dismissed PWC as its independent registered public accounting firm effective immediately and approved the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

With respect to PWC and its service as the Company’s independent registered public accounting firm, during the fiscal years ended December 31, 2008 and December 31, 2007 (“Fiscal Years 2008 and 2007”), as well as the period through May 19, 2009:

•

PWC’s reports on the Company’s consolidated financial statements for Fiscal Years 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

•

There were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PWC, would have caused them to make a reference to the subject matter of the disagreement(s) in connection with their reports.

•	There were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PWC with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that PWC furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of PWC’s letter dated May 21, 2009, is attached as Exhibit 16.1 hereto.

(b)	In deciding to engage KPMG, the Audit Committee reviewed auditor independence and existing commercial relationships with KPMG, and concluded that KPMG has no commercial relationship with the Company that would impair its independence. During Fiscal Years 2008 and 2007 and the subsequent interim period from January 1, 2009 through May 19, 2009, neither the Company nor anyone acting on behalf of the Company, consulted KPMG regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01—Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated May 21, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO BRANDS CORPORATION (Registrant)

Date: May 22, 2009	By:	/s/ Steven Rubin
	Name:	Steven Rubin
	Title:	Senior Vice President, Secretary and General Counsel

INDEX TO EXHIBITS

Exhibit
16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated May 21, 2009.